UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 405-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 8.01	Other Events

On February 11, 2013, AXIS Capital Holdings Limited (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement) with UBS Securities LLC and the selling shareholders listed on Schedule I thereto (the “Selling Shareholders”) with respect to a registered underwritten public offering of 2,736,223 common shares, par value $0.0125, of the Company (the “Common Shares”), at a public offering price of $39.25 per share, to be sold by the Selling Shareholders. The sale of the Common Shares by the Selling Shareholders was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-165548). The sale of the Common Shares by the Selling Shareholders was completed on February 14, 2013. The Company did not receive any proceeds from the sale of the Common Shares by the Selling Shareholders.

In connection with the secondary offering of Common Shares by the Selling Shareholders, the following exhibits are filed herewith and are incorporated by reference herein: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K), (ii) the opinion of counsel with respect to the validity of the Common Shares sold in the secondary offering (Exhibit 5.1 to this Current Report on Form 8-K) and (iii) the press release announcing pricing of the secondary offering of Common Shares by the Selling Shareholders.

In addition, as previously announced, on February 6, 2013, the Company agreed to purchase an aggregate of 3,000,000 Common Shares from the Selling Shareholders at a purchase price of $38.70 per share, for a total purchase price of $116.1 million. The transaction closed on February 14, 2013. After the closing of the secondary offering of Common Shares by the Selling Shareholders and the purchase of 3,000,000 Common Shares by the Company from the Selling Shareholders, the Selling Shareholders no longer own any of the Company’s Common Shares.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 11, 2013, among AXIS Capital Holdings Limited, UBS Securities LLC and the selling shareholders listed on Schedule I thereto.

5.1	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1).

99.1	Press release dated February 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2013

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr. General Counsel

EXHIBIT INDEX

Exhibits filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Underwriting Agreement, dated February 11, 2013, among AXIS Capital Holdings Limited, UBS Securities LLC and the selling shareholders listed on Schedule I thereto.

5.1	Opinion of Conyers Dill & Pearman Limited.

23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1).

99.1	Press release dated February 11, 2013.